
SCHEDULE P                                          ANNUAL REPORT OF FIDUCIARY
(FORM 5500)                                         OF EMPLOYEE BENEFIT TRUST                                           1997
Department of  the Treasury            File as an attachment to Form 5500, 5500-C/R, or 5500-EZ                 This Form is Open to
Internal Revenue Service            For the Paperwork Reduction Notice, see Form 5500 instructions              Public Inspection
------------------------------------------------------------------------------------------------------------------------------------

     For trust calendar year 1997 or fiscal year beginning July 1, 1997, and ending June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
     1a  Name of trustee or custodian
         ROBERT MITCHELL, LORIN SMITH, RICHARD YOUNG, TIM GLENN, AND PHIL HARSH
------------------------------------------------------------------------------------------------------------------------------------
      b  Number, street, and room or suite no. (If a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)
         P.O. BOX 309
------------------------------------------------------------------------------------------------------------------------------------
      c  City or town, state, and ZIP code
         SALIDA, CO 81201
------------------------------------------------------------------------------------------------------------------------------------
     2a  Name of trust                                                  b  Trust's employer identification number
         SALIDA BUILDING & LOAN ASSOCIATION                                             84-0982365
         401(k)   PROFIT SHARING PLAN & TRUST
------------------------------------------------------------------------------------------------------------------------------------
     3   Name of plan if different from name of trust
------------------------------------------------------------------------------------------------------------------------------------
     4   Have you furnished the participating employee benefit plan(s) with the trust financial information
         required to be reported by the plan(s)?...............................................  / X /  Yes     /   /  No
------------------------------------------------------------------------------------------------------------------------------------
     5   Enter the plan sponsor's employer identification number as shown on Form 5500,
         5500-C/R, or 5500-EZ..................................................................     84-0311998
------------------------------------------------------------------------------------------------------------------------------------
     Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

     Signature of fiduciary                             /s/ Lorin Smith                          Date    12/23/98
------------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

Section references are to the Internal Revenue Code

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from under section 501(a).

Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a)

2. Every custodian of a custodial account described in
section 401(f).


HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust, If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax form those payments.

NOTE: Trustees who do not have an EIN may apply for one on Form SS-4, Application for Employer Identification Number. You must be consistent and use the same EIN for all trust reporting purposes.

SIGNATURE

The fiduciary (trustee or custodian must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

* Form 990-T For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on Form 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

* Form 1099-R--If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R. (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

* Form 945--If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use Form 945 Annual Return of Withheld Federal Income Tax, to report taxes withheld from nonpayroll items. (See Circular E, Employer's Tax Guide (Pub. 15), for more information.)

--------------------------------------------------------------------------------
     D111            Cat. No. 13504X        Schedule P (Form 5500) 1997

   Form 5500-C/R                                  RETURN/REPORT OF EMPLOYEE BENEFIT PLAN

   Department of Treasury                         (WITH FEWER THAN 100 PARTICIPANTS)
   Internal Revenue Service                       THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS          1997
   -------------------                            104 AND 4065 OF THE EMPLOYEE RETIREMENT
   Department of Labor                            INCOME SECURITY ACT  OF 1974 AND SECTIONS 6039D           THIS FORM IS OPEN
   Pension and Welfare Benefits Administration    6047(e), 6057(b), AND 6058(a) OF THE                      TO PUBLIC INSPECTION
   -------------------                            INTERNAL REVENUE CODE
   Pension Benefit Guaranty Corporation            See Separate Instructions
   ------------------------------------------------------------------------------------------------------------------------------
   FOR THE CALENDAR PLAN YEAR 1997 OR FISCAL PLAN YEAR BEGINNING JULY 1, 1997 AND ENDING JUNE 30, 1998
   ------------------------------------------------------------------------------------------------------------------------------
   If  A(1) through A(4), B, C, and/or D do not apply to this year's          |  FOR IRS USE ONLY
   return/report, leave the boxes unmarked.                                   |EP-ID_________________
   You must check either box A(5) or A(6), whichever is applicable.  See
   instructions.                                                             (5)  FORM 5500-C FILER CHECK HERE................/ X /
                                                                                  (Complete only pages 1 and 3 through 6.)
   A This return/report is:                                                       (Code section 6039D filers see instructions on
     (1) /   /   the first return/report filed for the plan                       page 5.)
     (2) /   /   an amended return/report                                    (6)  FORM 5500-R FILER CHECK HERE................./  /
     (3) /   /   the final return/report filed for the plan; or                   (Complete only pages 1 and 2. Detach pages 3
     (4) /   /   a short plan year return/report (less than 12 months).           through 6 before filing.)  If you checked
                                                                                  box (1) or (3), you must file a Form 5500-C.
                                                                                  (See page 6 of the instructions.)
      IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK
      WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.
   B  Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan............................................................................................................. /  /
   C  If your plan year changed since the last return/report, check here..................................................../  /
   D  If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension............................................................................................................./  /
   ------------------------------------------------------------------------------------------------------------------------------
   1a Name and address of plan sponsor (employer, if for a single-employer      1b Employer identification number (EIN)
      plan)                                                                         84-0311998
      (Address should include room or suite no.)                                1c  Sponsor's telephone number
          SALIDA BUILDING & LOAN ASSOCIATION                                         719-539-2516
                                                                                1d  Business code (see instructions, page 17)
          P.O. BOX 309                                                               6120
                                                                                1e  CUSIP issuer number
          SALIDA, COLORADO 81201
   ------------------------------------------------------------------------------------------------------------------------------
   2a Name and address of plan administrator (if same as plan               2b  Administrator's EIN
      sponsor,enter "Same")
        SAME                                                                2c  Administrator's telephone number
   ------------------------------------------------------------------------------------------------------------------------------
   3  If you are filing this page without the preprinted historical plan information and the name, address and EIN of the plan sponsor or plan Administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
      a Sponsor---------------------------------------------------------------  EIN ----------------  Plan Number -------------
      b Administrator---------------------------------------------------------  EIN -------------------------------------------
      c If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See lne 3c on page 8 of the instructions for the definition of sponsorship.)  Enter "Yes" or "No."
   ------------------------------------------------------------------------------------------------------------------------------
   4    ENTITY CODE. (If not shown, enter applicable code form page 8 of the instructions.)   A
   ------------------------------------------------------------------------------------------------------------------------------
   5a   Name of Plan >  SALIDA BUILDING & LOAN ASSOCIATION                   5b  Effective date of plan (mo., day, yr.)
        401(k) PROFIT SHARING PLAN & TRUST                                        July 1, 1979
                                                                             5c  Three-digit plan number 001
   -----------------------------------------------------------------
        ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE.
   6a   /  /  Welfare benefit     6b  / X / Pension benefit plan    /  2  /     /    /    /        /        /        /      /
        (If the correct codes are not preprinted below,
        enter the applicable codes from page 8 of the
        instructions in the boxes.)                                /     /     /     /    /        /        /        /      /

   6c   Pension plan features.  (If the correct codes are not
        preprinted below enter the applicable pension plan feature codes from page 9 of the instructions in the
        boxes.)                                                    /  C  /  G   /  L  /   /        /        /        /      /

   6d  /    /  Fringe benefit plan.  Attach Schedule F (Form 5500).  See instructions.
   ------------------------------------------------------------------------------------------------------------------------------
     CAUTION: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
   ------------------------------------------------------------------------------------------------------------------------------
     Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including
     Accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

     Signature of employer/plan sponsor         /s /  LORIN SMITH, PRESIDENT    Date                       12/23/98
     Type or print name of individual signing above     LORIN SMITH, PRESIDENT
     Signature of plan administrator            / s /   LORIN SMITH             Date                       12/23/98
     Type or print name of individual signing above     LORIN SMITH
   ------------------------------------------------------------------------------------------------------------------------------
     FOR PAPERWORK REDUCTION ACT NOTICE, SEE INSTRUCTIONS FOR FORM 5500-C/R.    Cat. No. 10957K  Form 5500-C/R (1997)

     Form 5500-C/R (1997)   COMPLETE PAGE 1, AND PAGES 3 THROUGH 6 ONLY, IF YOU ARE FILING  FORM 5500-C                       PAGE 3
     -------------------------------------------------------------------------------------------------------------------------------
     6e   Check all applicable investment arrangements below.  (See instructions on page 12.):
        (1)  /    /  Master Trust               (2)  /    /  103-12 investment entity
        (3)  /    /  common/collective trust    (4)  /    /  Pooled separate account
====================================================================================================================================


      f   Single-employer plans enter the tax year end of the employer in which this plan year ends  Month  06  Day  30  Year  1998
      g   Is any part of this plan funded by an insurance contract described in Code section 412(I)?..........
                                                                                                                /   / Yes   / X / No
      h   If line 6g is "Yes," was the part subject to the minimum funding standards for either of the prior 2 plan years?.................................................................................
                                                                                                                /   / Yes   /   / No
====================================================================================================================================
     7a   Total participants:  (1) At the beginning of the plan year  28           (2) At the end of the plan year  31
      b   Enter number of participants with account balances at the end of the plan year.  (Defined benefits plans do not complete this item.)  31
      c   Number of participants that terminated employment during the plan year with accrued benefits that were less than 100%
          vested  4

      d   (1)  Were any participants in the pension benefit plan separated from service with a deferred vested       | Yes | No |
               benefit for which a Schedule SSA (Form 5500) is required to be attached?....................... 7d(1) |     | X  |

          (2)  If "Yes," enter the number of separated  participants required to be reported  N/A
------------------------------------------------------------------------------------------------------------------------------------
     8a   Was this plan ever amended since its effective date?  If "Yes," complete line 8b and, if the amendment was adopted in
          this plan year, complete lines 8c through 8e........................................................ 8a    |  X  |    |
      b   If line 8a is "Yes," enter the date the most recent amendment was adopted
                Month  11  Day  01  year  95
      c   Did any amendment during the current plan year result in the retroactive reduction of accrued
          benefits for any participant?                                                                        8c    | N/A |
      d   During this plan year, did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of
          amendment?.......................................................                                    8d    | N/A |
      e   If line 8d is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 8d been furnished to participants? (see
          instructions).............................................                                           8e    | N/A |
------------------------------------------------------------------------------------------------------------------------------------
     9a   Was this plan terminated  during this plan year or any prior plan year?  If "Yes,"
          enter year ______________________                                                                    9a    |     | X  |
      b   Were plan assets either distributed to participants or beneficiaries, transferred to another
          plan, or brought under the Control of PBGC?.....................................................     9b    |     | X  |

      c   Was a resolution to terminate this plan adopted  during this plan year or any prior plan year?..     9c    |     | X  |
      d   If line 9a or line 9c is "Yes," have you received a favorable determination letter from the
          IRS for the termination?........................................................................     9d    | N/A |
      e   If line 9d is "No," has a determination letter been requested from the IRS?.....................     9e    | N/A |
      f   If line 9a or line 9c is "Yes," have participants and beneficiaries been notified of the
          termination of the proposed termination?........................................................     9f    | N/A |
      g   If line 9a is "Yes" and the plan is covered by PBGC, is the plan continuing to file a PBGC
          Form 1 and pay premiums until the end of the plan year in which assets are distributed or
          brought under the control of PBGC?..............................................................     9g    | N/A |
      h   During this plan year, did any trust assets revert to the employer for which the Code
          Section 4980 excise tax is due?.................................................................     9h    | N/A |
      i   If line 9h is "Yes," enter the amount of tax paid with Form 5330    $0
------------------------------------------------------------------------------------------------------------------------------------

    10a   Was this plan merged or consolidated into another plan(s), or were assets or liabilities transferred to another plan(s) since the end of the plan year covered by the last return/report
          Form 5500 or 5500-C that was filed for this plan (or during this plan year if this is the first
          return/report)? If "Yes," complete lines 10b through 10e........................................    10a    |     | X  |
          If "Yes," identify the other plan(s):             c   Employer identification number(s)               d  Plan number(s)
      b   Name of plan(s)  ------------------------------   ---------------------------------------             ------------------
          -----------------------------------------------   ---------------------------------------             ------------------
      e   If required, has a Form 5310-A been filed?......................................................      /  / Yes   /  / No
------------------------------------------------------------------------------------------------------------------------------------
    11    Enter the plan funding arrangement code       12  Enter the plan benefit arrangement code from
          from page 13 of the instructions  1               page 13 of the instructions  1                           | Yes | No |
------------------------------------------------------------------------------------------------------------------------------------
    13    Is this a plan established of maintained pursuant to one or more collective bargaining agreements?..13     |     | X  |
    14    If any benefits are provided by an insurance company, insurance service, or similar organization,
          enter the number of Schedules A (Form 5500), Insurance Information, that are attached. If none, enter-0-.     0

----------------------------------------------------------------------------------------------------------------------------
Form 5500-C/R (1997)     COMPLETE PAGE 1, AND PAGES 3 THROUGH 6 ONLY, IF YOU ARE FILING FORM 5500-C                Page 4
-----------------------------------------------------------------------------------------------------------------------------
WELFARE PLANS DO NOT COMPLETE LINES 15 THROUGH 25.  SKIP TO LINE 26 ON PAGE 5.
-----------------------------------------------------------------------------------------------------------------------------
15a   If this is a defined benefit plan subject to the minimum
      funding standards for this plan year, is Schedule B (Form 5500)                                        |  Yes   | No  |
      required to be attached?  (If this is a defined contribution plan, leave blank.)................. 15a  |        |     |
      If "Yes," attach Schedule B (Form 5500).
  b   If this is a defined contribution plan (i.e., money purchase or target benefit), is it subject to the minimum funding standards
      (if a waiver was granted, see instructions)?
      (If this is a defined benefit plan, leave blank.)................................................  15b  |       |     |
      (1)   Amount of employer contribution required for the plan year under Code section 412            15b(1)       $   N/A
      (2)   Amount of contribution paid by the employer for the plan year..............................  15b(2)       $   N/A
            Enter the date of last payment by employer  >  Month       N/A  Day     Year
      (3)   If (1) is greater than (2), subtract (2) form (1) and enter the funding deficiency
            here.  Otherwise, enter-0-.  (If you have a funding deficiency, file Form 5330.)...........  15b(3)       $   N/A
-----------------------------------------------------------------------------------------------------------------------------
16     Has the annual compensation of each participant taken into account under the current plan year
       been limited as required by section 401(a)(17)?  (See instructions),............................  16    |   X   |    |
-----------------------------------------------------------------------------------------------------------------------------
17a    (1)   Did the plan distribute any annuity contracts this year?  (See instructions).............. 17a(1) |   X   |    |
       (2)   If (1) is "Yes," did these contracts contain a requirement that the spouse consent before any distributions under
             The contract are made in a form other that a qualified joint and survivor annuity?........ 17a(2) |      N/A   |
          b  Did the plan make distributions or loans to married participants and beneficiaries
             without the required consent of the participant's spouse?................................. 17b    |       | X  |
          c  Upon plan amendment or termination, do the accrued benefits of every participant include the subsidized benefits that the participant may become entitled to receive subsequent
             to the plan amendment or termination?..................................................... 17c    |   X   |    |
-----------------------------------------------------------------------------------------------------------------------------
18     Is the plan administrator making an election under section 412(c)(8) for an amendment adopted
       after the end of the plan year?  (See instructions.)............................................ 18     |       | X  |
19     If a change in the actuarial funding method was made for the plan year pursuant to a Revenue
       Procedure providing Automatic approval for the change, indicate whether the plan
       sponsor/administrator agrees to the change...................................................... 19     |       N/A  |
20     Is the employer electing to compute minimum funding for this plan year or either of the two
       immediately preceeding Plan years using the transition rule of Code section 412(l)(11)?......... 20     |       N/A  |
-----------------------------------------------------------------------------------------------------------------------------
21     Check if you are applying the substantiation guidelines from Revenue Procedure 93-42, in completing lines 21a through (see instructions)........................................... /  /
       If you checked the box, enter the first day of the plan year for which date is being submitted   Month____Day___Year__
  a    Does the employer apply the separate line of business rules of Code section 414(R) when testing this plan for the coverage and discrimination tests requirements of Code sections 410(b) and
       401(a)(4)?...................................................................................... 21a     |     |  X  |
  b    If line 21a is "Yes," enter the total number of separate lines of business claimed by the employer  ______
       If more than one separate line of business, see instructions for additional information to attach.
  c    Does the employer apply the mandatory disaggregation rules under Income Tax Regulations
       section 1.410(b)-7(c)?  If  "Yes," see instructions for additional information to attach........ 21c     |     |  X  |
  d    In testing whether this plan satisfies the coverage and discrimination tests of Code
       sections 410(b) and 401(a), does the employer aggregate plans?.................................. 21d     |     |  X  |
  e    Does the employer restructure the plan into component plans to satisfy the coverage and
       discrimination tests of Code sections 410(b) and 401(a)(4)?..................................... 21e     |     |  X  |
  f    If you meet either one of the following exceptions, check the applicable box to tell us which exception you meed and DO NOT complete the rest of question 21:
      (1)  /  /  No highly compensateded employee benefited under the plan at any time duringng the plan year;
      (2) /  /   This is a collectively bargained plan that benefits only collectively bargained employees, no more than 2% of whom are professional employees.
  g   Did any leased employee perform services for services for the employer at any time during
      the plan year?................................................................................... 21g     |     |  X  |
                                                                                                                   Number
  h   Enter the total number of employees of the employer.  Employer includes entities aggregated with the employer under Code section 414(b), (c), or (m).  Include leased employees and self-employed
      individuals...................................................................................... 21h     |    50     |
  i   Enter the total number of employees excludable under the plan because of:  (1) failure to meet requirements for minimum age and years of service;  (2) collectively bargained employees;
      (3) nonresident aliens who receive no earned income
      From U.S. sources; and (4) 500 hours of service/last day rule.................................... 21i     |    19     |

----------------------------------------------------------------------------------------------------------------------------
Form 5500-C/R (1997)     COMPLETE PAGE 1, AND PAGES 3 THROUGH 6 ONLY, IF YOU ARE FILING FORM 5500-C                Page 5
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Number
   j   Enter the number of nonexcludable employees. Subtract line 21i from line 21h....................  21j  |  31   |
   k   Do 100% of the nonexcludable employees entered on line 21j benefit under the plan?..............  / X / Yes /   /No
       If line 21k is "Yes," DO NOT complete lines 21l through 21o.
   l   Enter the number of nonexcludable employees (line 21j) who are highly compensated employees.....  21l  |       |
   m   Enter the number of nonexcludable employees who benefit under the plan..........................  21m  |       |
   n   Enter the number of employees entered on line 21m who are highly compensated employees..........  21n  |       |
   o   This plan satisfies the coverage requirements on the basis of (check one):
       (1) /  / The average benefits test  (2) /  / The ratio percentage test-enter percentage   .   %
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              |  Yes  | No |
 22a   Is it or was it ever intended that this plan qualify under Code section 401(a)?  If "Yes,"
       complete lines 22b and 22c......................................................................  22a  |   X   |    |
   b   Enter the date of the most recent IRS determination letter........... Month  10  Year  1992
   c   Is a determination letter request pending with the IRS?.........................................  22c  |       |  X |
-----------------------------------------------------------------------------------------------------------------------------
 23a   Does the plan hold any assets that have a fair market value that is not readily determinable on an established market?
       (If "Yes," complete line 23b.) (See instructions.)..............................................  23a  |       |  X |
   b   Were all the assets referred to on line 23a valued for the 1997 plan year by an independent
       third-party appraiser?..........................................................................  23b  |     N/A    |
   c   If line 23b is "No," enter the value of the assets that were not valued by an independent
       third-party appraiser for the 1997 plan year....................................................  23c  |     N/A    |
   d   Enter the most recent date the assets on line 23c were valued by an independent third-party
       appraiser.  (If more than one asset, see instructions.)    Month  N/A   Day    Year
       (If this plan has NO ESOP features, leave line 23e blank and go to line 24.)
   e   If dividends paid on employer securities held by the ESOP were used to make payments
       on ESOP loans, enter the amount of the dividends used to make the payments......................  23e  |     N/A    |
-----------------------------------------------------------------------------------------------------------------------------
 24    Does the employer/sponsor listed in 1a of this form maintain other qualified pension benefit
       plans?..........................................................................................  24   |   X   |    |
       If "Yes," enter the total number of plans, including this plan    2
-----------------------------------------------------------------------------------------------------------------------------
 25a   Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program?..................................... /  /  Yes  / X /  No  /  /  Not determined
   b   If line 25a is "Yes" or "Not determined," enter the EIN and the plan number used to identify it.
       EIN                              Plan number
-----------------------------------------------------------------------------------------------------------------------------
 26     You may NOT use N/A in response to any line 26 item.  If you check "Yes," you    | Yes  |  No  |         Amount
        must enter a dollar amount in the amount column.
        DURING THIS PLAN YEAR:
   a    Was this plan covered by a fidelity bond?..............................    26a   |  X   |      |        1,000,000
   b    If line 26a is "Yes," enter the name of the surety company                      St. Paul Mercury Insurance
   c    Was there any loss to the plan, whether or not reimbursed, caused by
        fraud or dishonesty?...................................................    26c   |      |  X   |
   d    Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the
        employer, or relatives of any such persons?.............................   26d   |      |  X   |
   e    Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, and owner of 10% or more interest in the employer, or relatives of any such
        persons?................................................................   26e   |      |  X   |
   f    Did the plan acquire or hold any employer security or employer real
        property?...............................................................   26f   |      |  X   |
   g    Has the plan granted an extension on any delinquent loan owed to the
        plan?...................................................................   26g   |      |  X   |
   h    Were any participant contributions transmitted to the plan more than 31
        days after receipt or withholding by the employer?......................   26h   |      |  X   |
   i    Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in default as of the close of the plan
        year?...................................................................   26i   |      |  X   |
   j    Has the plan fiduciary had a financial interest in excess of 10% in any party providing services to The plan or received anything of value from
        any such party?.........................................................   26j   |      |  X   |
   k    Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel of real estate, or partnership/joint
        venture interests?......................................................   26k   |  X   |      |          679,671
   l    Did the plan at any time engage in any transactions or series of related transactions involving 20% or more of the current value or plan
        assets?.................................................................   26l   |  X   |      |          470,760
   m    Were there any noncash contributions made to the plan whose value was
        set without an appraisal by an independent third party?.................   26m   |      |  X   |
   n    Were there any purchases of nonpublicly traded securities by the plan whose value was set without an appraisal by an independent third
        party?..................................................................   26n   |      |  X   |
   o    Has the plan reduced or failed to provide any benefit when due under the
        terms of the plan because of insufficient assets?.......................   26o   |      |  X   |
-----------------------------------------------------------------------------------------------------------------------------

     Form 5500-C/R (1997)               COMPLETE PAGE 1, AND PAGES 3 THROUGH 6 ONLY, IF YOU ARE FILING FORM 5500-C Page 6
------------------------------------------------------------------------------------------------------------------------------------
     27  Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions. Do not enter the value of the portion of an insurance contract that guarantees during this plan year to pay a specific dollar benefit at a future date. Round off amounts to the nearest dollar. Any other amounts are subject to rejection. Plans with no assets at the beginning and end of the plan year enter-0- on line 27f.
------------------------------------------------------------------------------------------------------------------------------------

                                                                        (a) Beginning   (b) End of
                                   Assets                                    of year         year
     a  Cash......................................................  27a       245,997        4,466
     b  Receivables...............................................  27b         5,028        3,507
     c  Investments:
        (1)  U.S. Government securities...........................  27c(1)          0            0
        (2)  Corporate debt and equity instruments................  27c(2)    422,267       844,906
        (3)  Real Estate and mortgages (other than to
             participants)........................................  27c(3)          0             0
        (4)  Loans to participants:
             A  Mortgages.........................................  (4)A            0             0
             B  Other.............................................  (4)B            0             0
        (5)  Other................................................  27c(5)          0             0
        (6)  Total investments.  Add lines 27c(1) through 27c(5)..  27c(6)    422,267       844,906
     d  Buildings and other property used in plan operations......  27d             0             0
     e  Other assets..............................................  27e             0             0
     f  Total assets.  Add lines 27a, 27b, 27c(6), 27d, and 27e...  27f       673,292       852,879
                                  Liabilities
     g  Payables..................................................  27g             0             0
     h  Acquisition indebtedness..................................  27h             0             0
     i  Other liabilities.........................................  27i             0             0
     j  Total liabilities.  Add lines 27g through 27i.............  27j             0             0
     k  Net assets.  Subtract line 27j from line 27f..............  27k       673,292       852,879
------------------------------------------------------------------------------------------------------------------------------------
     28   Plan income, expenses, and changes in net assets for the plan year. Include all income and expenses of the plan including any trust(s) or separately maintained fund(s) and any payments/receipts to/from insurance carriers. Round off amounts to the nearest dollar. Any other amounts are subject to rejection.

                                    Income
                                                                         (a) Amount      (b) Total

     a  Contributions received or receivable in cash from:
        (1)  Employer(s) (including contributions on behalf of
             self-employed individuals)...........................  28a(1)   66,332
        (2)  Employees............................................  28a(2)        0
        (3)  Others...............................................  28a(3)        0
        (4)  Add lines 28a(1) through 28a(3)......................  28a(4)   66,332
     b  Noncash contributions. Enter the total of lines 28a(4)
        and lines 28b in column (b)...............................  28b           0        66,332
     c  Earnings from investments (interest, dividends, rents,
        royalties)................................................  28c                   239,802
     d  Net realized gain (loss) on sale or exchange of assets....  28d                         0
     e  Other income (specify)                                      28e                         0
     f  Total income. Add lines 28b through 28e...................  28f                   306,134
                                   Expenses
     g  Distribution of benefits and payments to provide benefits:
        (1)  Directly to participants or their beneficiaries......  28g(1)  124,135
        (2)  Other................................................  28g(2)        0
        (3)  Total distribution of benefits and payments to
             provide benefits.....................................  28g(3)                124,135
     h  Administrative expenses (salaries, fees, commissions,
        insurance premiums).......................................  28h                     2,412
     i  Other expenses (specify)                                    28i                         0
     j  Total expenses. Add lines 28g through 28i.................  28j                   126,547
     k  Net income (loss). Subtract line 28j from line 28f........  28k                   179,587
------------------------------------------------------------------------------------------------------------------------------------